                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 1997

                             CAPSTAR HOTEL COMPANY

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                        1-12017                 52-1979383
 (State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)               Identification
                                                                    Number)
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                          1010 WISCONSIN AVENUE, N.W.
                                   SUITE 650
                             WASHINGTON, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455
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                                    FORM 8-K

ITEM 5. OTHER EVENTS

    For purposes of incorporating by reference into CapStar Hotel Company's (the
"Company") Registration Statement on Form S-3 (File No. 333-34253) certain financial statements of hotels owned or under purchase contract by the Company required by Regulation S-X, attached hereto as Exhibits 99.1 through 99.15, are the following financial statements: Detroit Metro Airport Hilton Suites Hotel,
Metrotown Hotel Limited Partnership (Holiday Inn Metrotown, Burnaby, British
Columbia), Packwood Jekyll Limited Partnership (Jekyll Inn, Jekyll Island, GA),
Embassy Suites Philadelphia, River Hotel, Ltd. I (Doubletree Hotel, Austin, TX),
Chi-Town Partners, L.P. and St. Elmo's Partners, L.P. (Radisson Hotel & Suites,
Chicago, IL; Georgetown Inn, Washington, D.C.), CapStar Tinton Falls, L.P. and
CapStar Kansas City Partners, L.P. (Holiday Inn, Tinton Falls, NJ; Holiday Inn
Sports Complex, Kansas City, MO), Highgate Portfolio, Westchase Holdings Ltd.
(Westchase Hilton & Towers, Houston, TX), Ballston Hotel Limited Partnership
(Arlington Hilton, Arlington, VA), Arlington Hilton (Arlington, TX), Georgetown
Latham Hotel, Orange County Airport Hilton and Charlotte Sheraton Airport Plaza.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

      Exhibit Number

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
     99.1  Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996,
           Statements of Operations, Owners' Equity and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for the
           Detroit Metro Airport Hilton Suites Hotel with accompanying notes and
           Independent Auditors' Report.

     99.2  Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996,
           Statements of Operations, Partners' Capital and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for
           Metrotown Hotel Limited Partnership with accompanying notes and Independent
           Auditors' Report.

     99.3  Comparative Balance Sheets as of December 31, 1996 and 1995, comparative
           Statements of Income (Loss), Cash Flows and Partners' Capital for the years ended December 31, 1996 and 1995 for Packwood Jekyll Limited Partnership with accompanying notes and Independent Auditors' Report.

     99.4  Balance Sheet as of June 30, 1997 and Statements of Income (Loss), Cash Flows
           and Partners' Capital for the period ended June 30, 1997 for Packwood Jekyll
           Limited Partnership with accompanying notes and Accountants' Compilation
           Report.

     99.5  Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996,
           Statements of Operations, Owners' Equity and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for the
           Embassy Suites Philadelphia with accompanying notes and Independent Auditors'
           Report.

     99.6  Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996,
           Statements of Operations, Partners' Capital (Deficit) and Cash Flows for the
           six months ended June 30, 1997 (unaudited) and the year ended December 31,
           1996 for River Hotel, Ltd. I with accompanying notes and Independent Auditors'
           Report.
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
     99.7  Combined Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996,
           Combined Statements of Income, Partners' Capital and Cash Flows for the six
           months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for Chi-Town Partners, L.P. and St. Elmo's Partners, L.P. with accompanying notes and Report of Independent Accountants.

     99.8  Combined Balance Sheets as of March 31, 1997 (unaudited) and December 31,
           1996, Combined Statements of Operations, Partners' Capital and Cash Flows for
           the three months ended March 31, 1997 (unaudited) and the year ended December
           31, 1996 for CapStar Tinton Falls, L.P. and CapStar Kansas City Partners, L.P.
           with accompanying notes and Independent Auditors' Report.

     99.9  Combined Balance Sheet as of December 31, 1996, Combined Statements of
           Operations, Owners' Deficit and Cash Flows for the year ended December 31,
           1996 for the Highgate Portfolio with accompanying notes and Independent
           Auditors' Report.

    99.10  Combined Balance Sheet as of December 27, 1996, Combined Statements of Income,
           Owners' Deficit and Cash Flows for the year ended December 27, 1996 for
           Westchase Holdings Ltd. with accompanying notes and Independent Auditors'
           Report.

    99.11  Balance Sheets as of June 30, 1996 and December 31, 1995 and 1994, Statements
           of Operations, Partners' Deficit and Cash Flows for the six months ended June
           30, 1996 and the year ended December 31, 1995, 1994 and 1993 for Ballston
           Hotel Limited Partnership with accompanying notes and Independent Auditors'
           Report.

    99.12  Statements of Operations and Cash Flows for the period from January 1, 1996 to
           April 17, 1996 and the years ended December 31, 1995, 1994 and 1993 for the
           Arlington Hilton with accompanying notes and Independent Auditors' Report.

    99.13  Statements of Operations and Cash Flows for the period from January 1, 1996 to
           March 8, 1996 and the years ended December 31, 1995, 1994 and 1993 for the
           Georgetown Latham with accompanying notes and Independent Auditors' Report.

    99.14  Statements of Operations and Cash Flows for the period from January 1, 1996 to
           February 22, 1996 and the years ended December 31, 1995, 1994 and 1993 for the
           Orange County Airport Hilton with accompanying notes and Independent Auditors'
           Report.

    99.15  Statements of Operations and Cash Flows for the period from January 1, 1996 to
           February 2, 1996 and the years ended December 31, 1995, 1994 and 1993 for the
           Charlotte Sheraton Airport Plaza with accompanying notes and Independent
           Auditors' Report.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 5, 1997

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
                                CAPSTAR HOTEL COMPANY

                                By:  /s/ JOHN EMERY
                                     -----------------------------------------
                                     John Emery
                                     Chief Financial Officer
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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER
- ---------
    99.1   Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Statements of Operations, Owners'
           Equity and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31,
           1996 for the Detroit Metro Airport Hilton Suites Hotel with accompanying notes and Independent Auditors'
           Report.

    99.2   Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Statements of Operations, Partners'
           Capital and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31,
           1996 for Metrotown Hotel Limited Partnership with accompanying notes and Independent Auditors' Report.

    99.3   Comparative Balance Sheets as of December 31, 1996 and 1995, Comparative Statements of Income (Loss), Cash
           Flows and Partners' Capital for the years ended December 31, 1996 and 1995 for Packwood Jekyll Limited
           Partnership with accompanying notes and Independent Auditors' Report.

    99.4   Balance Sheet as of June 30, 1997 and Statements of Income (Loss), Cash Flows and Partners' Capital for
           the period ended June 30, 1997 for Packwood Jekyll Limited Partnership with accompanying notes and
           Accountants' Compilation Report.

    99.5   Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Statements of Operations, Owners'
           Equity and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31,
           1996 for the Embassy Suites Philadelphia with accompanying notes and Independent Auditors' Report.

    99.6   Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Statements of Operations, Partners'
           Capital (Deficit) and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended
           December 31, 1996 for River Hotel, Ltd. I with accompanying notes and Independent Auditors' Report.

    99.7   Combined Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Combined Statements of
           Income, Partners' Capital and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for Chi-Town Partners, L.P. and St. Elmo's Partners, L.P. with accompanying notes and Report of Independent Accountants.

    99.8   Combined Balance Sheets as of March 31, 1997 (unaudited) and December 31, 1996, Combined Statements of
           Operations, Partners' Capital and Cash Flows for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 for CapStar Tinton Falls, L.P. and CapStar Kansas City Partners, L.P. with accompanying notes and Independent Auditors' Report.

    99.9   Combined Balance Sheet as of December 31, 1996, Combined Statements of Operations, Owners' Deficit and
           Cash Flows for the year ended December 31, 1996 for the Highgate Portfolio with accompanying notes and
           Independent Auditors' Report.

    99.10  Combined Balance Sheet as of December 27, 1996, Combined Statements of Income, Owners' Deficit and Cash
           Flows for the year ended December 27, 1996 for Westchase Holdings Ltd. with accompanying notes and
           Independent Auditors' Report.

    99.11  Balance Sheets as of June 30, 1996 and December 31, 1995 and 1994, Statements of Operations, Partners'
           Deficit and Cash Flows for the six months ended June 30, 1996 and the year ended December 31, 1995, 1994 and 1993 for Ballston Hotel Limited Partnership with accompanying notes and Independent Auditors' Report.

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
    99.12  Statements of Operations and Cash Flows for the period from January 1, 1996 to April 17, 1996 and the years ended December 31, 1995, 1994 and 1993 for the Arlington Hilton with accompanying notes and
           Independent Auditors' Report.

    99.13  Statements of Operations and Cash Flows for the period from January 1, 1996 to March 8, 1996 and the years ended December 31, 1995, 1994 and 1993 for the Georgetown Latham with accompanying notes and Independent
           Auditors' Report.

    99.14  Statements of Operations and Cash Flows for the period from January 1, 1996 to February 22, 1996 and the years ended December 31, 1995, 1994 and 1993 for the Orange County Airport Hilton with accompanying notes and Independent Auditors' Report.

    99.15  Statements of Operations and Cash Flows for the period from January 1, 1996 to February 2, 1996 and the years ended December 31, 1995, 1994 and 1993 for the Charlotte Sheraton Airport Plaza with accompanying notes and Independent Auditors' Report.

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